UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                 May 3, 1999
                Date of Report (Date of earliest event reported)




                                AVADO BRANDS, INC.
             (Exact name of registrant as specified in its charter)




        Georgia              Commission File No. 0-19542          59-2778983
------------------------   -------------------------------   -------------------
(State of Incorporation)                                      (I.R.S. Employer
                                                             Identification No.)
 Hancock at Washington
   Madison, Georgia                                                  30650
------------------------                                         -------------
(Address of Principal                                              (Zip Code)
 Executive Offices)


       Registrant's telephone number, including area code: (706) 342-4552

ITEM 2.       DISPOSITION OF ASSETS

     On May 3, 1999, the Registrant completed the divestiture of its 279 franchised Applebee's Neighborhood Grill & Bar ("Applebee's") restaurants. Gross consideration from the sales, based on arm's-length negotiations between the parties, was $514.0 million resulting in an estimated pre-tax gain of $86.8 million ($53.8 million after-tax gain). At closing, the Registrant relinquished its rights to develop Applebee's restaurants in the related markets. The following table summarizes the completed divestiture transactions:


================ ================================== ============================
  Closing Date              Purchaser                       Restaurants
================ ================================== ============================
March 29, 1998   Applebee's International, Inc.     33 restaurants in Virginia
---------------- ---------------------------------- ----------------------------
June 15, 1998    TSSO, Inc.                         1 restaurant in Illinois
---------------- ---------------------------------- ----------------------------
June 28, 1998    Quality Restaurant Concepts, LLC   26 restaurants in east
                                                    Tennessee and Mississippi
---------------- ---------------------------------- ----------------------------
June 28, 1998    Whit-Mart, Inc.                    12 restaurants in South
                                                    Carolina
---------------- ---------------------------------- ----------------------------
August 3, 1998   Florida Apple, LLC                 35 restaurants in Georgia
                                                    and Florida
---------------- ---------------------------------- ----------------------------
August 3, 1998   U.S. Restaurant Properties, Inc.   16 restaurants in Iowa and
                 and Darrel L. Rolph (two separate  northwestern Illinois
                 agreements)
---------------- ---------------------------------- ----------------------------
August 24, 1998  WHG Real Estate South, LLC and     9 restaurants in Wisconsin
                 Wisconsin Hospitality Group, LLC

                 WHG Real Estate East, LLC and      10 restaurants in Wisconsin
                 Wisconsin Hospitality Group, LLC
---------------- ---------------------------------- ----------------------------
August 24, 1998  Woodland Group, Inc.               16 restaurants in Tennessee
                                                    and Kentucky
---------------- ---------------------------------- ----------------------------
August 24, 1998  Bloomin' Apple, LLC                4 restaurants in Illinois
                                                    and Wisconsin
---------------- ---------------------------------- ----------------------------
Sept. 14, 1998   Apple J, L.P.                      29 restaurants in South
                                                    Carolina, North Carolina
                                                    and Georgia
---------------- ---------------------------------- ----------------------------
Oct. 26, 1998    The Delta Bluff, LLC               13 restaurants in Tennessee
                                                    and Mississippi
---------------- ---------------------------------- ----------------------------
Nov. 17, 1998    AppleIllinois Corp.                25 restaurants in Illinois
---------------- ---------------------------------- ----------------------------
Dec. 7, 1998     WHG Real Estate North, LLC and     4 restaurants in Wisconsin
                 Wisconsin Hospitality Group, LLC
---------------- ---------------------------------- ----------------------------
Feb. 18, 1999    Neighborhood Hospitality, Inc.     13 restaurants in West
                                                    Virginia, Kentucky and Ohio
---------------- ---------------------------------- ----------------------------
March 29, 1999   Whit-Mart, Inc.                    8 restaurants in Kentucky
                                                    and Indiana
---------------- ---------------------------------- ----------------------------
May 3, 1999      Apple Capitol Group, LLC           25 restaurants in Washington
                                                    D.C., Pennsylvania, Delaware
                                                    Maryland and West Virginia
---------------- ---------------------------------- ----------------------------

ITEM 5.        OTHER EVENTS

     On May 17, 1999, the Registrant issued a Press Release regarding the amendment of certain covenants pertaining to its 9.75% Senior Notes due 2006 attached hereto as Exhibit 99.1.



ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS

(b)      Pro Forma Financial Statements.

Basis of Presentation

     The accompanying pro forma consolidated statement of earnings for the year ended January 3, 1999 presents the results of Avado Brands, Inc. (the "Company"), excluding the operations of its divested Applebee's restaurants, as if such operations had been disposed of at the beginning of the period. The pro forma consolidated balance sheet has been prepared assuming the divestitures took place as of January 3, 1999.

     The pro forma consolidated statement of earnings, balance sheet and notes thereto should be read in conjunction with the consolidated financial statements included in the Company's Annual Report on Form 10-K for the year ended January 3, 1999.

The pro forma information is not necessarily indicative of the consolidated results of operations or the consolidated financial position that would have resulted had the Applebee's restaurant dispositions occurred as described above, nor is it necessarily indicative of the results of operations of future periods or future consolidated financial position.

Avado Brands, Inc.
Pro Forma Consolidated Statement of Earnings
(Unaudited)

(In thousands, except per share data)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                Historical                               Pro Forma
                                                                                Year Ended                               Year Ended
                                                                                January 3,            Pro Forma          January 3,
                                                                                   1999              Adjustments            1999
------------------------------------------------------------------------------------------------------------------------------------
Restaurant sales:
    Canyon Cafe                                                                $   48,187                   -                48,187
    Don Pablo's                                                                   270,399                   -               270,399
    Hops                                                                          106,329                   -               106,329
    McCormick & Schmick's                                                         102,489                   -               102,489
    Applebee's                                                                    335,288            (335,288)(B)                 -
------------------------------------------------------------------------------------------------------------------------------------
          Total restaurant sales                                                  862,692            (335,288)              527,404
------------------------------------------------------------------------------------------------------------------------------------

Restaurant operating expenses:
    Food and beverage                                                             241,689             (93,803)(B)           147,886
    Payroll and benefits                                                          279,274            (119,189)(B)           160,085
    Depreciation and amortization                                                  17,014                   - (B)            17,014
    Other operating expenses                                                      202,994             (79,457)(B)           123,537
------------------------------------------------------------------------------------------------------------------------------------
          Total restaurant operating expenses                                     740,971            (292,449)              448,522
------------------------------------------------------------------------------------------------------------------------------------

General and administrative expenses                                                46,150             (13,641)(B)            32,509
Asset revaluation and other special charges                                         2,940                (778)(B)             2,162
------------------------------------------------------------------------------------------------------------------------------------

Operating income                                                                   72,631             (28,420)               44,211
------------------------------------------------------------------------------------------------------------------------------------

Other income (expense):
    Interest expense                                                              (25,313)             13,130 (C)           (12,183)
    Distributions on preferred securities                                          (8,205)                  -                (8,205)
    Gain on disposal of assets                                                     72,547               5,543 (D)            78,090
    Income from investments carried at equity                                       1,025                   -                 1,025
    Other, primarily goodwill amortization                                         (5,641)                250 (B)            (5,391)
------------------------------------------------------------------------------------------------------------------------------------

          Total other income (expense)                                             34,413              18,923                53,336
------------------------------------------------------------------------------------------------------------------------------------
Earnings before income taxes and cumulative effect
of change in accounting principle                                                 107,044              (9,497)               97,547

Income taxes                                                                       39,300              (3,000)(E)            36,300
------------------------------------------------------------------------------------------------------------------------------------
Earnings before cumulative effect of change
in accounting principle                                                            67,744              (6,497)               61,247
------------------------------------------------------------------------------------------------------------------------------------
Cumulative effect of change in accounting
principle, net of tax benefit                                                       1,461                   -                 1,461
------------------------------------------------------------------------------------------------------------------------------------
Net earnings                                                                   $   66,283              (6,497)               59,786
====================================================================================================================================

Basic earnings per common share before cumulative
     effect of change in accounting principle                                  $     1.85                                      1.67
Cumulative effect of change in accounting principle                                 (0.04)                                    (0.04)
---------------------------------------------------------------------------------------------                            -----------
Basic earnings per common share                                                $     1.81                                      1.63
=============================================================================================                            ===========

Diluted earnings per common share before cumulative
     effect of change in accounting principle                                  $     1.65                                      1.50
Cumulative effect of change in accounting principle                                 (0.03)                                    (0.03)
---------------------------------------------------------------------------------------------                            -----------
Diluted earnings per common share                                              $     1.62                                      1.47
=============================================================================================                            ===========
Average number of common shares used in basic calculation                          36,612                                    36,612
=============================================================================================                            ===========
Average number of common shares used in diluted calculation                        44,395                                    44,395
=============================================================================================                            ===========

See accompanying notes to pro forma consolidated financial statements.

Avado Brands, Inc
Pro Forma Consolidated Balance Sheet
(Unaudited)

(In thousands, except share data)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                Historical                               Pro Forma
                                                                                January 3,            Pro Forma          January 3,
                                                                                  1999               Adjustments           1999
------------------------------------------------------------------------------------------------------------------------------------
Assets
Current assets:
     Cash and cash equivalents                                                 $   7,216                    -                 7,216
     Short-term investments                                                           27                    -                    27
     Accounts receivable                                                           9,124                    -                 9,124
     Inventories                                                                   8,599                 (820)(A)             7,779
     Prepaid expenses and other                                                    3,205                 (340)(A)             2,865
     Assets held for sale                                                         72,814              (68,320)(A)             4,494
------------------------------------------------------------------------------------------------------------------------------------
          Total current assets                                                   100,985              (69,480)               31,505

Premises and equipment, net                                                      367,587                    -               367,587
Goodwill, net                                                                    138,005                    -               138,005
Investments carried at equity                                                     16,106                    -                16,106
Other assets                                                                      47,914               (3,427)(A)            44,487
------------------------------------------------------------------------------------------------------------------------------------
                                                                               $ 670,597              (72,907)              597,690
====================================================================================================================================

Liabilities and Shareholders' Equity
Current liabilities:
     Accounts payable                                                          $  28,474                    -                28,474
     Accrued liabilities                                                          42,053                5,866 (A)            47,919
     Current installments of long-term debt                                      140,500              (84,316)(A)            56,184
     Income taxes                                                                 28,091                2,106 (A)            30,197
------------------------------------------------------------------------------------------------------------------------------------
          Total current liabilities                                              239,118              (76,344)              162,774
------------------------------------------------------------------------------------------------------------------------------------
Long-term debt                                                                   116,978                    -               116,978
Deferred income taxes                                                              8,200                    -                 8,200
Other long-term liabilities                                                        8,177                    -                 8,177
------------------------------------------------------------------------------------------------------------------------------------
          Total liabilities                                                      372,473              (76,344)              296,129
------------------------------------------------------------------------------------------------------------------------------------
Company-obligated mandatorily redeemable preferred securities of
     Avado Financing I, a subsidiary holding solely Avado Brands, Inc.
     7% convertible subordinated debentures due March 1, 2027                    115,000                    -               115,000
Temporary equity, net                                                             71,095                    -                71,095

Shareholders' equity:
     Preferred stock, $0.01 par value. Authorized 10,000,000 shares; none issued       -                    -                     -
     Common stock, $0.01 par value. Authorized 75,000,000 shares; 40,478,760
          issued in 1998 and 1997                                                    405                    -                   405
     Additional paid-in capital                                                   63,431                    -                63,431
     Retained earnings                                                           162,411                3,437 (A)           165,848
     Accumulated other comprehensive income                                           24                    -                    24
     Treasury stock at cost; 8,910,174 shares in 1998 and 1,662,812
          shares in 1997                                                        (114,242)                   -              (114,242)
------------------------------------------------------------------------------------------------------------------------------------
          Total shareholders' equity                                             112,029                3,437               115,466
------------------------------------------------------------------------------------------------------------------------------------
                                                                               $ 670,597              (72,907)              597,690
====================================================================================================================================

See accompanying notes to consolidated financial statements.

                               Avado Brands, Inc.
                               Notes to Pro Forma
                        Consolidated Financial Statements

Note A

     Pursuant to 16 separate transactions, the Company has divested of its 279 franchised Applebee's Neighborhood Grill & Bar restaurants as of May 3, 1999. Total gross consideration from the sales was $514.0 million resulting in an estimated pre-tax gain of $86.8 million ($53.8 million after-tax gain). Thirteen of the transactions were closed prior to January 3, 1999, and these transactions were reflected in the Company's consolidated balance sheet for the period ended January 3, 1999. As such, the pro forma adjustments in the accompanying pro forma consolidated balance sheet reflect the pro forma effects of the remaining three transactions which were closed subsequent to January 3, 1999.

     The pro forma adjustment to long-term debt reflects the assumption that sales proceeds from the transactions closed subsequent to January 3, 1999 would have been used to reduce revolving credit obligations.

     The pro forma adjustment to income tax liability reflects the taxes on the gain on disposal of assets using a 38.0% effective rate.

     The remaining pro forma adjustments to inventories, prepaid expenses and other, assets held for sale and accrued liabilities reflect the sale of certain assets and accruals for costs related to the three transactions closed subsequent to January 3, 1999. The decrease in other assets primarily reflects the sale of properties which had been initially leased to the buyers of certain Applebee's markets.

Note B

     The pro forma adjustments to revenues, restaurant operating expenses, general and administrative expenses, special charges and other expenses eliminate the activity of the 279 divested Applebee's restaurants including the elimination of general and administrative expenses incurred at the Company's Applebee's and Corporate headquarters directly related to the Applebee's brand.

Note C

     The pro forma adjustment to interest expense reflects the changes resulting from the assumed use of divestiture proceeds to reduce long-term debt related to revolving credit agreements. In accordance with Securities and Exchange Commission regulations, no adjustments were made to reflect pro forma interest income which would have been earned on the proceeds received in excess of revolving credit obligations of approximately $177.2 million.

Note D

     The pro  forma  adjustment  to gain on  disposal  of  assets  held for sale
reflects  the   estimated   pre-tax  gain  related  to  the  three   divestiture
transactions completed subsequent to January 3, 1999.

Note E

     The pro forma adjustment to income taxes reflects the blend of taxes on operations provided at 34.0% and taxes on the gain on disposal of assets provided at 38.0%.

(c)      Exhibits.

     2.1 Asset purchase agreement dated April 23, 1998, by and among Apple South, Inc. and Whit-Mart, Inc.(1)

     2.2 Asset purchase agreement dated May 1, 1998, by and among Apple South, Inc. and T.S.S.O., Inc., and Lois Sedowicz.(1)

     2.3 Asset purchase agreement dated May 4, 1998, by and among Apple South, Inc. and Florida Apple North, LLC., Florida Apple South, LLC., Florida Apple West, LLC, and Wigel Partnership.(1)

     2.4 Asset purchase agreement dated June 19, 1998, by and among Apple South, Inc. and U.S. Restaurant Properties Operating LP.(1)

     2.5 Asset purchase agreement dated June 19, 1998, by and among Apple South, Inc. and Darrel L. Rolph.(1)

     2.6 Asset purchase agreement dated December 23, 1997 by and among Apple South, Inc. and Applebee's International, Inc.(2)

     2.7 Asset purchase agreement dated March 16, 1998 by and among Apple South, Inc. and Quality Restaurant Concepts, LLC.(3)

     2.8 Asset purchase agreement dated August 20, 1998 by an among Apple South, Inc. and WHG Real Estate South, LLC and Wisconsin Hispitality Group, LLC.(4)

     2.9 Asset purchase agreement dated August 20, 1998 by and among Apple South, Inc. and WHG Real Estate East, LLC and Wisconsin Hospitality Group, LLC.(4)

     2.10 Asset purchase agreement dated April 6, 1998 by and among Apple South, Inc. and Woodland Group, Inc.(4)

     2.11 Asset purchase agreement dated May 15, 1998 by and among Apple South, Inc. and Bloomin' Apple, LLC.(4)

     2.12 Asset purchase agreement dated June 26, 1998 by and among Apple South, Inc. and Apple J, L.P.(4)

     2.13 Asset purchase agreement dated July 31, 1998, by and among Apple South, Inc. and Delta Bluff, LLC.(5)

     2.14 Asset purchase agreement dated September 15, 1998, by and among Apple South, Inc. and WHG Real Estate North, LLC and Wisconsin Hospitality Group, LLC.(6)

     2.15 Asset purchase agreement dated June 29, 1998, by and among Apple South, Inc. and AppleILLINOIS, LLC.

     2.16 Asset purchase agreement dated September 30, 1998 by and among Apple South, Inc. and Neighborhood Hospitality, Inc.

     2.17 Asset purchase agreement dated February 9, 1999, by and among Avado Brands, Inc. and Whit-Mart, Inc.

     2.18 Asset purchase agreement dated November 25, 1998, by and among Avado Brands, Inc. and Capitol Apple Group, LLC.

     99.1 Press release dated May 17, 1999
     _____________________________________________________________________

     (1)Incorporated by reference to the Registrant's Quarterly Report on Form 10-Q for the quarter ended June 28, 1998.

     (2)Incorporated by reference to the Registrant's 8-K filed on January 15, 1998.

     (3)Incorporated by reference to the Registrants 10-K for the year ended December 28, 1997.

     (4)Incorporated by reference to the Registrant's 8-K filed on September 25, 1998.

     (5)Incorporated by reference to the Registrant's Quarterly Report on Form 10-Q for the quarter ended September 27, 1998.

     (6)Incorporated by reference to the Registrants 10-K for the year ended January 3, 1999.

SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    AVADO BRANDS, INC.
                                                       (Registrant)


Date: May 17, 1999                        By:  /s/ Louis J. Profumo
                                               ---------------------------------
                                               Louis J. Profumo
                                               Senior Vice President of Finance
                                               and Chief Accounting Officer

                                 EXHIBIT INDEX

     2.1 Asset purchase agreement dated April 23, 1998, by and among Apple South, Inc. and Whit-Mart, Inc.(1)

     2.2 Asset purchase agreement dated May 1, 1998, by and among Apple South, Inc. and T.S.S.O., Inc., and Lois Sedowicz.(1)

     2.3 Asset purchase agreement dated May 4, 1998, by and among Apple South, Inc. and Florida Apple North, LLC., Florida Apple South, LLC., Florida Apple West, LLC, and Wigel Partnership.(1)

     2.4 Asset purchase agreement dated June 19, 1998, by and among Apple South, Inc. and U.S. Restaurant Properties Operating LP.(1)

     2.5 Asset purchase agreement dated June 19, 1998, by and among Apple South, Inc. and Darrel L. Rolph.(1)

     2.6 Asset purchase agreement dated December 23, 1997 by and among Apple South, Inc. and Applebee's International, Inc.(2)

     2.7 Asset purchase agreement dated March 16, 1998 by and among Apple South, Inc. and Quality Restaurant Concepts, LLC.(3)

     2.8 Asset purchase agreement dated August 20, 1998 by an among Apple South, Inc. and WHG Real Estate South, LLC and Wisconsin Hispitality Group, LLC.(4)

     2.9 Asset purchase agreement dated August 20, 1998 by and among Apple South, Inc. and WHG Real Estate East, LLC and Wisconsin Hospitality Group, LLC.(4)

     2.10 Asset purchase agreement dated April 6, 1998 by and among Apple South, Inc. and Woodland Group, Inc.(4)

     2.11 Asset purchase agreement dated May 15, 1998 by and among Apple South, Inc. and Bloomin' Apple, LLC.(4)

     2.12 Asset purchase agreement dated June 26, 1998 by and among Apple South, Inc. and Apple J, L.P.(4)

     2.13 Asset purchase agreement dated July 31, 1998, by and among Apple South, Inc. and Delta Bluff, LLC.(5)

     2.14 Asset purchase agreement dated September 15, 1998, by and among Apple South, Inc. and WHG Real Estate North, LLC and Wisconsin Hospitality Group, LLC.(6)

     2.15 Asset purchase agreement dated June 29, 1998, by and among Apple South, Inc. and AppleILLINOIS, LLC.

     2.16 Asset purchase agreement dated September 30, 1998 by and among Apple South, Inc. and Neighborhood Hospitality, Inc.

     2.17 Asset purchase agreement dated February 9, 1999, by and among Avado Brands, Inc. and Whit-Mart, Inc.

     2.18 Asset purchase agreement dated November 25, 1998, by and among Avado Brands, Inc. and Capitol Apple Group, LLC.

     99.1 Press release dated May 17, 1999
     _____________________________________________________________________

     (1)Incorporated by reference to the Registrant's Quarterly Report on Form 10-Q for the quarter ended June 28, 1998.

     (2)Incorporated by reference to the Registrant's 8-K filed on January 15, 1998.

     (3)Incorporated by reference to the Registrants 10-K for the year ended December 28, 1997.

     (4)Incorporated by reference to the Registrant's 8-K filed on September 25, 1998.

     (5)Incorporated by reference to the Registrant's Quarterly Report on Form 10-Q for the quarter ended September 27, 1998.

     (6)Incorporated by reference to the Registrants 10-K for the year ended January 3, 1999.

                                      9